Exhibit 99


            Image Entertainment, Inc. Reports Results for
               Second Quarter Ended September 30, 2003

    CHATSWORTH, Calif.--(BUSINESS WIRE)--Nov. 13, 2003--Image Entertainment, Inc. (Nasdaq:DISK), a leading licensee and distributor of DVD programming in North America, today reported financial results for its second quarter and six months ended September 30, 2003.
    On September 23, 2003, DVDPlanet, Inc., the Company's wholly-owned subsidiary and direct-to-consumer retail distribution segment, sold substantially all of its assets. The financial results of DVDPlanet are reflected as discontinued operations for all periods presented. The financial results of the Company's domestic and international wholesale distribution segments are reflected as continuing operations for all periods presented.
    Consolidated net revenues for the Company's second quarter ended September 30, 2003 decreased 4.1% to $20,316,000, from $21,195,000 for the quarter ended September 30, 2002. Net revenues from the Company's domestic wholesale distribution segment increased 1.1% to $18,267,000, from $18,062,000. Net revenues from the Company's international wholesale distribution segment declined 34.6% to $2,049,000, from $3,133,000, due primarily to the transition from direct European distribution to a sublicense with BMG.
    Consolidated gross profit margins for the September 2003 quarter were 27.0%, compared to 27.2% for the September 2002 quarter. The Company's consolidated operating income for the September 2003 quarter was $57,000, down from $780,000 for the September 2002 quarter. Increased costs associated with personnel, information technology consulting and contract labor, insurance and advertising contributed to the reduction in operating income for the September 2003 quarter, as compared with the September 2002 quarter.
    The net loss from continuing operations was $35,000, or $.00 per diluted share, for the September 2003 quarter, compared to a net loss from continuing operations of $101,000, or $.00 per diluted share, for the September 2002 quarter. The September 2002 quarter included a pretax impairment charge of $343,000 relating to the sale of the Company's Las Vegas, Nevada real estate.
    The net loss from discontinued operations for the September 2003 quarter was $999,000, or $.06 per diluted share, net of a deferred tax benefit of $562,000, or $.03 per diluted share, which comprises a net loss from operations of $552,000 and a net loss on the sale of assets of $447,000. The net loss from discontinued operations for the September 2002 quarter was $412,000, or $.03 per diluted share, net of a deferred tax benefit of $139,000, or $.01 per diluted share.
    The Company's net loss for the September 2003 quarter was $1,034,000, or $.06 per diluted share, compared to a net loss of $513,000, or $.03 per diluted share, for the September 2002 quarter.
    Consolidated net revenues for the six months ended September 30, 2003 decreased 10.4% to $35,480,000, from $39,619,000 for the six months ended September 30, 2002.
    Consolidated gross profit margins for the six months ended September 30, 2003 were 26.5%, down from 28.2% for the six months ended September 30, 2002. The Company's consolidated operating loss for the six months ended September 30, 2003 was $1,243,000, compared to operating income of $763,000 for the six months ended September 30, 2002.
    The net loss from continuing operations was $928,000, or $.05 per diluted share, net of a deferred tax benefit of $528,000, or $.03 per diluted share, for the six months ended September 30, 2003, compared to a net loss from continuing operations of $279,000, or $.02 per diluted share, net of a deferred tax benefit of $118,000, or $.01 per diluted share, for the six-month September 2002 period.
    The net loss from discontinued operations for the six months ended September 30, 2003 quarter was $1,300,000, or $.07 per diluted share, net of a deferred tax benefit of $732,000, or $.04 per diluted share, which comprises a net loss from operations of $853,000 and a net loss on the sale of assets of $447,000. The net loss from discontinued operations for the six months ended September 30, 2002 was $661,000, or $.04 per diluted share, net of a deferred tax benefit of $288,000, or $.02 per diluted share.
    The charge from a cumulative effect of a change in accounting principle for the six months ended September 30, 2002 was $3,766,000, or $.24 per diluted share, net of a deferred tax benefit of $2,231,000, or $.14 per diluted share.
    The Company's net loss for the six months ended September 30, 2003 was $2,228,000, or $.12 per diluted share, compared to a net loss of $4,706,000, or $.30 per diluted share, for the six-month September 2002 period.
    Martin W. Greenwald, Image's President and Chief Executive Officer, commented, "The sale of the Company's retail operation, DVDPlanet, has eliminated a significant drain on the Company's resources. With its losses behind us, Image is now in position to focus on its core wholesale business. This business segment holds promise and potential reward for the Company and its shareholders. Looking at Image's continuing operations, with the elimination of DVDPlanet, it is clear that we have an exciting foundation on which to build.
    "In addition," Mr. Greenwald continued, "I believe that, although certain selling and general & administrative expenses will rise in line with sales growth and industry demands, the opportunity for strong performance rests with the Company's ability to impact the level of sales. Our efforts, which started a year ago, to license compelling programming and enter into exclusive distribution deals, are now beginning to bear fruit. Because of these efforts, I anticipate top line growth in the coming quarters, not only in keeping with seasonally higher sales levels but also due to a stronger release schedule.
    "DVDPlanet's sale follows an aggressive program over the past year to cut Image's interest bearing debt, reduce the sale of low margin, nonexclusive programming and switch international sales from a multiple distribution model to our current growing license agreement with BMG. Much has been accomplished and much more remains to be done, but I am optimistic that the Company will now be in position to execute on our business plan. I anticipate positive results from the changes we've made," concluded Mr. Greenwald.

    About Image Entertainment, Inc.

    Image Entertainment, Inc. is a leading licensee and distributor of DVD programming in North America with more than 2,500 exclusive DVD titles in domestic release. The Company also has exclusive videocassette, broadcast, video on demand, audio, streaming video and download rights for many of its exclusive properties. The Company is headquartered in Chatsworth, California and has a domestic distribution facility in Las Vegas, Nevada. Image distributes internationally via sublicense agreements for available programming on DVD and videocassette as well as broadcast. For more information on Image Entertainment, Inc., please go to www.image-entertainment.com.

    Forward-Looking Statements

    This press release may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995, which are based on the Company's current expectations, forecasts and assumptions. In some cases, forward-looking statements may be identified by forward-looking words like "would," "intend," "hope," "will," "may," "should," "expect," "anticipate," "believe," "estimate," "predict," "continue" or similar words. Forward-looking statements involve risks and uncertainties, which could cause actual outcomes and results to differ materially from the Company's expectations, forecasts and assumptions. These risks and uncertainties include risks and uncertainties not in the control of the Company, including, without limitation, the current economic climate and other risks and uncertainties, including those enumerated and described in the Company's filings with the Securities & Exchange Commission, which filings are available on the SEC's website at www.sec.gov, including the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003. Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                       IMAGE ENTERTAINMENT, INC.
                      CONSOLIDATED BALANCE SHEETS
                              (unaudited)
                 September 30, 2003 and March 31, 2003


                                ASSETS

(In thousands)
                                                   Sept. 30, March 31,
                                                       2003      2003
                                                   --------  --------
Current assets:
   Cash                                              $1,412    $2,672
   Accounts receivable, net of allowances of
       $6,326 - September 30, 2003;
       $6,070 - March 31, 2003                       18,177    20,454
   Inventories                                       13,926    13,631
   Royalty and distribution fee advances              7,842     8,666
   Prepaid expenses and other assets                    544       719
   Deferred tax assets, net                           1,535     1,535
   Assets held for sale or abandoned                    231     2,944
                                                   --------  --------
   Total current assets                              43,667    50,621
                                                   --------  --------
Noncurrent inventories, principally production costs  2,956     2,755
Noncurrent royalty and distribution advances         11,603    10,118
Noncurrent deferred tax assets, net                   5,969     4,709
Property, equipment and improvements, net             5,840     5,972
Other assets                                            172       320
                                                   --------  --------
                                                    $70,207   $74,495
                                                   ========  ========

                       IMAGE ENTERTAINMENT, INC.
                      CONSOLIDATED BALANCE SHEETS
                              (unaudited)
                 September 30, 2003 and March 31, 2003


                 LIABILITIES AND SHAREHOLDERS' EQUITY

(In thousands, except share data)
                                                   Sept. 30, March 31,
                                                       2003      2003
                                                   --------  --------
Current liabilities:
   Accounts payable                                  $9,065    $9,771
   Accrued liabilities                                2,860     2,211
   Accrued royalties and distribution fees            7,820     7,740
   Accrued music publishing fees                      4,444     4,256
   Deferred revenue - BMG                             1,598     3,000
   Revolving credit facility                         10,459    10,520
   Current portion of long-term debt                  1,591     1,591
   Current portion of capital lease obligations         353       569
                                                   --------  --------
   Total current liabilities                         38,190    39,658
                                                   --------  --------
Long-term debt, less current portion                  2,133     2,816
Capital lease obligations, less current portion         235       356
                                                   --------  --------
Total liabilities                                    40,558    42,830
                                                   --------  --------

Shareholders' equity:
   Preferred stock, $1 par value, 3,366,000 shares
    authorized; none issued and outstanding              --        --
   Common stock, no par value, 30,000,000 shares
    authorized; 18,260,000 and 18,225,000 issued and
    outstanding at September 30, 2003 and March 31,
    2003, respectively                               33,128    32,916
   Additional paid-in capital                         3,774     3,774
   Accumulated deficit                               (7,253)   (5,025)
                                                   --------  --------
Net shareholders' equity                             29,649    31,665
                                                   --------  --------
                                                    $70,207   $74,495
                                                   ========  ========


                       IMAGE ENTERTAINMENT, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (unaudited)
        For the Three Months Ended September 30, 2003 and 2002


(In thousands, except per share data)

                                             2003           2002
                                        -------------- --------------
NET REVENUES                            $20,316 100.0% $21,195 100.0%
OPERATING COSTS AND EXPENSES:
   Cost of sales                         14,828  73.0   15,423  72.8
   Selling expenses                       1,446   7.1    1,498   7.1
   General and administrative expenses    3,015  14.8    2,445  11.5
   Amortization of production costs         970   4.8    1,049   4.9
                                        -------------- --------------
                                         20,259  99.7   20,415  96.3
                                        -------------- --------------
INCOME FROM OPERATIONS                       57   0.3      780   3.7
OTHER EXPENSES (INCOME):
   Interest expense                         216   1.1      374   1.8
   Other                                   (104) (0.5)     521   2.5
                                        -------------- --------------
                                            112   0.6      895   4.2
                                        -------------- --------------
LOSS FROM CONTINUING OPERATIONS BEFORE
 INCOME TAXES                               (55) (0.3)    (115) (0.5)
INCOME TAX BENEFIT                           20   0.1       14   0.0
                                        -------------- --------------
LOSS FROM CONTINUING OPERATIONS             (35) (0.2)    (101) (0.5)
                                        -------------- --------------
DISCONTINUED OPERATIONS:
   Loss from operations of discontinued
    retail distribution segment (less
    applicable income tax benefit of
    $310 and $139 in 2003 and 2002,
    respectively)                          (552) (2.7)    (412) (1.9)
   Loss on sale of retail distribution
    segment (less applicable income tax
    benefit of $252)                       (447) (2.2)      --
                                        -------------- --------------
LOSS FROM DISCONTINUED OPERATIONS          (999) (4.9)    (412) (1.9)
                                        -------------- --------------
NET LOSS                                $(1,034) (5.1)%  $(513) (2.4)%
                                        ============== ==============
NET LOSS PER SHARE:
   Continuing operations -
    basic and diluted                     $(.00)         $(.00)
   Discontinued operations -
    basic and diluted                      (.06)          (.03)
                                        --------       --------
   Net loss - Basic and diluted           $(.06)         $(.03)
                                        ========       ========
WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING:
   Basic and diluted                     18,248         16,064
                                        ========       ========


                       IMAGE ENTERTAINMENT, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (unaudited)
         For the Six Months Ended September 30, 2003 and 2002

(In thousands, except per share data)
                                             2003           2002
                                        -------------- --------------
NET REVENUES                            $35,480 100.0% $39,619 100.0%
OPERATING COSTS AND EXPENSES:
   Cost of sales                         26,078  73.5   28,434  71.8
   Selling expenses                       2,674   7.5    3,239   8.2
   General and administrative expenses    5,986  16.9    5,055  12.8
   Amortization of production costs       1,985   5.6    2,128   5.4
                                        -------------- --------------
                                         36,723 103.5   38,856  98.1
                                        -------------- --------------
INCOME (LOSS) FROM OPERATIONS            (1,243) (3.5)     763   1.9
OTHER EXPENSES (INCOME):
   Interest expense                         392   1.1      752   1.9
   Other                                   (179) (0.5)     408   1.0
                                        -------------- --------------
                                            213   0.6    1,160   2.9
                                        -------------- --------------
LOSS FROM CONTINUING OPERATIONS BEFORE
 INCOME TAXES                            (1,456) (4.1)    (397) (1.0)
INCOME TAX BENEFIT                          528   1.5      118   0.3
                                        -------------- --------------
LOSS FROM CONTINUING OPERATIONS            (928) (2.6)    (279) (0.7)
                                        -------------- --------------
DISCONTINUED OPERATIONS:
   Loss from operations of discontinued
    retail distribution segment (less
    applicable income tax benefit of
    $480 and $288 in 2003 and 2002,
    respectively)                          (853) (2.4)    (661) (1.7)
   Loss on sale of retail distribution
    segment (less applicable income tax
    benefit of $252)                       (447) (1.3)      --
                                        -------------- --------------
LOSS FROM DISCONTINUED OPERATIONS        (1,300) (3.7)    (661) (1.7)
                                        -------------- --------------
LOSS BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGE                       (2,228) (6.3)    (940) (2.4)
                                        -------------- --------------
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
 NET OF INCOME TAX BENEFIT OF $2,231         --         (3,766) (9.5)
                                        -------------- --------------
NET LOSS                                $(2,228) (6.3)%$(4,706)(11.9)%
                                        ============== ==============
NET LOSS PER SHARE:
   Continuing operations -
    basic and diluted                     $(.05)         $(.02)
   Discontinued operations -
    basic and diluted                      (.07)          (.04)
                                        --------       --------
   Loss before cumulative effect of
    accounting change -
     basic and diluted                     (.12)          (.06)
   Cumulative effect of accounting
    change - basic and diluted               --           (.24)
                                        --------       --------
   Net loss - Basic and diluted           $(.12)         $(.30)
                                        ========       ========
WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING:
   Basic and diluted                     18,237         15,945
                                        ========       ========

    CONTACT: Image Entertainment, Inc.
             Jeff Framer, 818-407-9100 ext. 299
             jframer@image-entertainment.com